Employee Stock Ownership Plan (ESOP) and ESOP Trust	12 Months Ended
Sep. 30, 2013
Text Block [Abstract]
Employee Stock Ownership Plan (ESOP) and ESOP Trust

(4) Employee Stock Ownership Plan (ESOP) and ESOP Trust

In December 2001, the Company adopted the Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan (the Plan, the KSOP) and established the ESOP Trust. The Plan, a tax qualified retirement plan, includes an ESOP and a 401(k) component. In April 2010, the Internal Revenue Service (IRS) issued a determination letter that the ESOP Trust and the Plan, as amended and restated as of October 1, 2006, including Plan amendments executed in June 2009 and May 2010 qualify under IRC Sections 401(a) and 501(a).

In August 2008, Alion amended the Trust Agreement between the Company and the ESOP Trust. In June 2011, the Company amended the Plan to eliminate the one year service requirement for employer 401(k) matching contributions; to automatically enroll new hires in the Plan’s 401(k) component; and to designate profit sharing contributions exclusively in Alion common stock.

In September 2013, Alion amended the Plan to delay transfer to the Company of employee contributions for investment in the ESOP component of the Plan and to delay the Company’s contribution to the Plan for the six months ended September 30, 2013. The September 2013 amendment also delayed the valuation of Alion’s common stock until the due date (including extensions) for filing the Company’s federal tax return for the current fiscal year. The Company believes the Plan and the ESOP Trust have been designed and are being operated in compliance with applicable IRC requirements.